                                                                    Exhibit 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Robert A.  Berman,  Chairman and Chief  Executive  Officer of
Empire  Resorts,  Inc.,  a Delaware  corporation  (the  "Company"),  does hereby certify, to his knowledge, that:

The  Annual  Report  Form  10-KSB for the year ended  December  31,  2004 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

March 3, 2005

BY:/s/ Robert A. Berman
   ------------------------------
   Robert A. Berman
   Chief Executive Officer